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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the inclusion and incorporation by reference of our report dated November 20, 1996 included in Production Operator Corp's Form 10-K/A for the year ended September 30, 1996, into this Form 8-K of Camco International Inc. and into Camco International Inc.'s previously filed Registration Statement File Nos. 33-78666, 33-78668, 333-09299, 333-14817, 333-18129, 333-23739 and 333-29065.


ARTHUR ANDERSEN LLP

Houston, Texas
June 26, 1997